WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 1, 2015

The information below supplements the summary prospectus for Class N Shares of the William Blair Ready Reserves Fund.

Upon the recommendation of the Adviser, the Board of Trustees determined that it was in the best interests of the Fund to redeem all the shares of the Fund outstanding on or about November 18, 2015 (the “Liquidation Date”), and then to terminate the Fund. Any shares of the Fund that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share (normally, $1.00) on the Liquidation Date.

Dated: September 28, 2015

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.